UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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☐ Filed by a party other than the registrant

Check the appropriate box:
☐ Preliminary proxy statement
☐ Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
☑ Definitive proxy statement
☐ Definitive additional materials
☐ Soliciting material pursuant to Rule 14a-12

UNR HOLDINGS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other Than the Registrant)

Payment of filing fee (Check the appropriate box):

☑ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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UNR HOLDINGS, INC.

October 29, 2010

To our Shareholders:

It is our pleasure to invite you to attend our Annual Meeting and Special Meeting of Shareholders, to be held on November 19, 2010, at our office at 301 East Pine Street, Suite 150, Orlando, Florida 32801. The meeting will begin at 10:00 a.m., local time.

The following Notice of 2010 Annual Meeting and Special Meeting of Shareholders outlines the business to be conducted at the meeting.

If you plan to attend the meeting and you hold your shares in registered form, and not through a bank, brokerage firm or other nominee, please mark the appropriate box on your proxy card. If you plan to attend and your shares are held by a bank, brokerage firm or other nominee, please send written notification to 301 East Pine Street, Suite 150, Orlando, FL 32801 Attention: Secretary, and enclose evidence of your ownership (such as a letter from the bank, brokerage firm or other nominee confirming your ownership, or a bank or brokerage firm account statement).

Whether or not you plan to attend the meeting, please vote as soon as possible to ensure that your shares will be represented and voted at the meeting. You may vote by mailing the completed proxy card in the enclosed envelope. If you attend the annual meeting, you may vote your shares in person even though you have previously voted your proxy.

Very truly yours,

/s/ Alexey Ivanovich Kim
Alexey Ivanovich Kim
Chairman of the Board and President

UNR HOLDINGS, INC.
301 East Pine Street, Suite 150
Orlando, Florida 32801

NOTICE OF 2010 ANNUAL MEETING
AND SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 19, 2010

Notice is hereby given for the 2010 Annual Meeting and Special Meeting of Shareholders of UNR Holdings, Inc., a Colorado corporation, to be held at 301 East Pine Street, Suite 150, Orlando, Florida 32801 on Friday, November 19, 2010 at 10:00 a.m., local time, for the following purposes:

1.	To elect nine directors, each to hold office for a term of one year or until their respective successors shall have been duly elected and qualified.

2.
To approve an amendment to the company’s Articles of Incorporation to allow for any action permitted to be taken at a shareholders’ meeting to be taken by the written consent of shareholders holding shares with at least the minimum number of votes that would be necessary to take such action at a meeting.

3.	To ratify reinstatement of the company pursuant to the Colorado Business Corporation Act.

4.	To ratify the par value of the common stock and preferred stock of the company at $0.001 per share.

5.	To ratify the appointment of ZAO BDO, a member firm of BDO International, as the company’s independent auditors for the year ending December 31, 2010.

6.	To transact any other business as may properly come before the meeting or any adjournments or postponements of the meeting.

You may vote at the meeting if you were a holder of record of common stock of the company on October 22, 2010.

By order of the Board of Directors,

/s/ Sergey Petrovich Yushkevich
Sergey Petrovich Yushkevich
Secretary

UNR HOLDINGS, INC.

PROXY STATEMENT
FOR
2010 ANNUAL MEETING
AND SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD NOVEMBER 19, 2010

Meeting Time and Date

This Proxy Statement is being furnished to the shareholders of UNR Holdings, Inc., a Colorado corporation, in connection with the solicitation by the Board of Directors of proxies in the enclosed form for use in voting at the company’s 2010 Annual Meeting and Special Meeting of Shareholders to be held on Friday, November 19, 2010 at 10:00 a.m., local time, at our office at 301 East Pine Street, Suite 150, Orlando, Florida 32801 and at any adjournments or postponements of the meeting. The shares of the company’ s common stock, par value $0.001 per share, represented by the proxies received, properly marked, dated, executed and not revoked will be voted at the meeting.

These proxy solicitation materials are being mailed to shareholders on or after October 29, 2010.

Record Date and Shares Outstanding

The close of business on October 22, 2010 has been fixed by the Board of Directors as the record date (the “Record Date”) for determining shareholders of the company entitled to notice of and to vote at the meeting. The only outstanding voting securities of the company are shares of common stock. At the close of business on the Record Date, the company had 24,464,799 shares of common stock issued and outstanding, held of record by approximately 181 holders (in addition to approximately 246 shareholders whose shares were held in nominee name).

Voting and Solicitation

Each shareholder entitled to vote at the meeting may cast one vote in person or by proxy for each share of common stock held by such shareholder on the Record Date. To vote in person, a shareholder should attend the meeting with a completed proxy or, alternatively, the company will give you a ballot to complete upon arrival at the meeting. To vote by mail using the proxy card, a shareholder should mark, sign, date and mail the enclosed proxy card as soon as possible in the enclosed postage-prepaid envelope.

If on the Record Date a shareholder’s shares of common stock were held in an account at a brokerage firm, bank, dealer or other similar organization, then that shareholder is considered the beneficial owner of shares held in “street name” and these proxy materials are being forwarded by that organization, which is considered the shareholder of record for purposes of voting at the meeting. A shareholder who is a beneficial owner has the right to direct his or her broker or other agent on how to vote the shares of common stock in his or her account.  Beneficial owners of the company’s common stock are also invited to attend the meeting. However, since a beneficial owner is not the shareholder of record, he or she may not vote in person at the meeting unless he or she requests and obtains a valid proxy from his or her broker or other agent.

Votes cast by proxy or in person at the meeting will be tabulated by the Inspector of Election. The Inspector of Election will also determine whether or not a quorum is present. The holders of a majority of the shares of common stock issued and outstanding as of the Record Date are required to be present at the meeting, either in person or by proxy, in order to constitute a quorum. Shares of common stock represented at the meeting in person or by proxy but not voted will be counted for purposes of determining a quorum. Accordingly, abstentions and broker “non-votes” (shares as to which a broker or nominee has indicated that it does not have discretionary authority to vote) on a particular matter, including the election of directors, will be treated as shares that are present and entitled to vote at the meeting for purposes’ of determining the presence of a quorum.

Certain matters submitted to a vote of shareholders are considered to be “routine” items upon which brokerage firms may vote in their discretion on behalf of their customers if such customers have not furnished voting instructions within a specified period of time prior to the meeting. On those matters determined to be “non-routine,” brokerage firms that have not received instructions from their customers will not have discretion to vote. Proposals 1, 2, 3 and 4 are “non-routine” matters. Accordingly, if your broker holds shares that you hold in “street name,” the broker may not vote your shares on any of those proposals without receiving instructions from you. The broker may vote your shares on Proposal 5 even if the broker does not receive instructions from you.

In the election of directors, the nine nominees who receive the greatest number of affirmative votes will be elected to the Board of Directors. In order to approve the amendment to the company’s Articles of Incorporation, ratify reinstatement of the company, ratify the par value of the common stock and preferred stock of the company and ratify the appointment of ZAO BDO, a member firm of BDO International (“ZAO BDO”), as the company’s independent auditors, the “yes” votes cast in favor of each proposal must exceed the “no” votes cast against the proposal. If you do not vote in person or sign and return a proxy, your shares will not be counted as “yes” votes or “no” votes on any of the proposals to be acted upon at the meeting. Similarly, an abstention or broker non-vote will not affect the outcome of the vote on any of the proposals to be acted upon at the meeting.

Proxies in the accompanying form that are properly executed, duly returned to the company and not revoked, will be voted in accordance with the instructions contained in the proxies. In the absence of specific instructions with respect to any or all of the proposals to be acted upon, proxies will be voted for the election of all of the nominees for director named in this Proxy Statement and in favor of Proposals 2, 3, 4, 5 and 6. No proposal is currently expected to be considered at the meeting other than the proposals set forth in the accompanying Notice of 2010 Annual Meeting and Special Meeting of Shareholders (the “Notice of Meeting”). If any other proposals are properly brought before the meeting for action, it is intended that the persons named in and acting under the proxy will vote in accordance with their discretion on the other proposals.

The presence of a shareholder at the meeting will not revoke that shareholder’s proxy. A proxy may be revoked, however, at any time before it is voted by delivering to the Secretary of the company (at the principal executive offices of the company) a written notice of revocation, by executing and delivering a later dated proxy or by attending the meeting and voting in person. Once voting on a particular proposal is completed at the meeting, however, a shareholder will not be able to revoke a proxy or change a vote as to any proposal on which voting has been completed.

The solicitation of proxies will be conducted by mail and the company will bear all associated costs of the solicitation process. These costs include the expenses of preparing and mailing proxy solicitation materials for the meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding such materials to beneficial owners of shares of the company’s common stock.

Adjournments and Postponements

Adjournments or postponements of the meeting may be made for the purpose of, among other things, soliciting additional proxies. Any adjournment or postponement may be made from time to time by approval of the holders of a majority of the shares of common stock present in person or by proxy at the meeting (whether or not a quorum exists) without further notice other than by an announcement made at the meeting. The company does not currently intend to seek an adjournment or postponement of the meeting, but no assurance can be given that one will not be sought.

_____________________

COMMON STOCK OWNERSHIP BY CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of October 29, 2010, certain information concerning the beneficial shareholdings of (i) each person who is a director of the company and each director nominee; (ii) each of the company’s executive officers named in the Executive Compensation table set forth below; (iii) all directors and executive officers of the company as a group; and (iv) each person who is known by the company to beneficially own more than 5% of the company’s common stock (based on 24,464,799 shares of common stock outstanding as of October 29, 2010). Except as otherwise noted, each of the persons named below has sole voting power and sole investment power with respect to the shares set forth opposite the person’s name.

This table does not include stock options that are exercisable at this time or within 60 days of October 29, 2010, since to date we have not granted any stock options. Each person named below has sole investment and voting power with respect to the securities shown. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated. The address for all the persons listed below is: c/o OJSC 494 UNR, 4 Stroitelnaya St., Bronnitsy, Moscow District, Russia 140070.

Beneficial ownership of principal shareholders
Beneficial Owner	Number	Percentage

Alexey Ivanovich Kim	20,500,000	83.79%
Alexey Alexeivich Kim	—	—
Iuriy Vladimirovich Schevchenko	—	—
Sergey Petrovich Yushkevich	—	—
Andrey Andreevich Nikolaychuk	—	—
Galina Nikolaevna Pyatysheva	100	*
Victor Vladimirovich Milukov	—	—
Stefan C. Mancas	—	—
Viorel B. Sareboune	—	—
All named executive officers and directors as a group (nine persons)	20,500,100	83.79%

*  Represents less than 1% of the issued and outstanding shares.

EXECUTIVE COMPENSATION

The following table sets forth all compensation awarded to, earned by, or paid for all services rendered to the company during its fiscal years ended December 31, 2007, 2008 and 2009 by our former and current Chief Executive Officers, and by our current Chairman and President and current Chief Financial Officer. Each person below is referred to as a named executive officer.

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards ($) (f)	Non- Equity Incentive Plan Compensa- tion ($) (g)	Change in Pension Value and Nonquali- fied Deferred Compensation Earnings ($) (h)	All Other Compen- sation (i)	Total ($) (j)
Alexey A. Kim, Chief Executive Officer	2007	6,192							6,192
	2008	6,192							6,192
	2009	5,088
Ramon E. Rosales, Chief Executive Officer (through August 4, 2008)	2007	36,000		2,490,000					2,526,000
	2008	36,000							36,000
	2009	0							0
Maria Fernanda Rosales, Chief Financial Officer (through August 4, 2008)	2007	6,000	11,173	1,245,000					1,262,173
	2008	0							0
	2009	0							0
Alexey I. Kim, President and Chairman	2007	22,560							22,560
	2008	22,560							22,560
	2009	17,917
Iuriy Vladimirivich Shevchenko, Chief Financial Officer	2007	13,248							13,248
	2008	13,248							13,248
	2009	10,517

The amounts reflected in the above table do not include any amounts for perquisites and other personal benefits extended to the named executive officer. The aggregate amount of such compensation for the named executive officer is less than 10% of the total annual salary and bonus.

Employment Related Agreements

At the present time, we do not have any employment agreements with any of our executive officers. On June 26, 2009, our subsidiary 494 UNR, an open joint stock company organized and existing under the laws of the Russian Federation (“494 UNR”) has entered into an employment agreement with Alexey I. Kim, our Chairman of the Board, President and majority shareholder, and the General Director of 494 UNR. Under that agreement, Mr. Kim was appointed to serve as the General Director, or the principal executive, of 494 UNR. For his services, Mr. Kim earns a monthly service in the amount determined consistent with the salary schedule of 494 UNR. See “Executive Compensation” section included in this Proxy Statement. In addition, Mr. Kim is entitled to a bonus (in amount ranging between one and two of his monthly salaries) based on the financial and operating performance of 494 UNR, and certain healthcare, vacation and other benefits considered customary for a position of this kind. The term of this agreement commenced on June 26, 2009 and continues until the date of the general shareholders’ meeting of 494 UNR regarding fiscal year 2013 results, unless terminated earlier. This agreement can be terminated before the end of its term with three months’ prior written notice by the terminating party, as follows: (i) by the board of directors of 494 UNR, under the circumstances contemplated by the applicable legislation; (ii) by Mr. Kim, in the event the board of directors of 494 UNR fails to perform its obligations under Mr. Kim’s employment agreement; and (iii) in the event any circumstances arise that would prevent Mr. Kim from performing his obligations under his employment agreement. Additionally, the agreement can be terminated pursuant to a court decision, on the bases contemplated by the applicable legislation. In the event of termination of the agreement by the board of directors of 494 UNR prior to its expiration, Mr. Kim is entitled to five months’ severance.

Except as described above, we have no severance agreements or other post-employment payment arrangements with any of our executive officers and directors.

Non-Employee Director Compensation

We reimburse all non-employee directors for expenses incurred to attend meetings of our board of directors or committees. We do not pay any other compensation to our non-employee directors.

Involvement in Certain Legal Proceedings

During the past five years, no director, director nominee, executive officer, promoter or control person of the company:

●	was a general partner or executive officer of any business against which any bankruptcy petition was filed, either at the time of the bankruptcy or two years prior to that time;

●	was convicted in a criminal proceeding or named subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

●
was subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

●
was found by a court of competent jurisdiction in a civil action, the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act of 1934, as amended, requires our directors, officers and beneficial owners of more than 10% of the company’s common stock to file with the SEC initial reports of ownership and reports of changes in beneficial ownership of the company’s common stock and other equity securities. Based solely on our review of the copies of such reports received by the company or written representations from reporting persons, the company believes that during the fiscal year ended December 31, 2009, the company’s officers, directors and holders of more than 10% of its common stock complied with all Section 16(a) filing requirements.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Acquisition of 494 UNR

At the closing of the purchase of a controlling interest of 66.83% of the outstanding common and preferred stock of 494 UNR on August 5, 2008, pursuant to that certain Acquisition Agreement, dated as of March 24, 2008 (the “Acquisition Agreement”), between the company (then known as Promotora Valle Hermoso, Inc.) and 494 UNR, the company issued to Alexey Ivanovich Kim, the controlling shareholder and the General Director of 494 UNR, 20,500,000 shares of our common stock, which constitutes following such issuance 83.79% of our outstanding shares of common stock.

Based on the number of our outstanding voting securities as of October 29, 2010, Mr. Kim is the beneficial owner of approximately 83.79% of our issued and outstanding shares of common stock. The consideration furnished by Mr. Kim, the controlling shareholder of 494 UNR, to our company in the acquisition was comprised of 1,990,607 shares of common stock, of a total of 3,445,260 shares of common stock outstanding prior to the acquisition, and 1,079,316 shares of preferred stock, of a total of 1,148,420 shares of preferred stock outstanding prior to the acquisition, representing beneficial ownership of 66.83% of the outstanding common and preferred stock of 494 UNR, valued at $128,988. The sources of funds used by Mr. Kim to acquire control of our company was his personal ownership interest in 494 UNR.

There were no loans or pledges obtained by Mr. Kim for the purpose of acquiring control of the company. The Acquisition Agreement provided for the resignation at closing of our previous directors and officers and the appointment of a new board of directors of the company. The Acquisition Agreement further provided that the shareholders and management of our company following the transactions contemplated by the Acquisition Agreement would agree not to vote for a reverse split at least for one year from the closing of those transactions.

Sale of Prior Business

Under the Acquisition Agreement providing for the share exchange with the controlling shareholder of 494 UNR, the former management had agreed in connection with the closing under the Acquisition Agreement to assume all debt of our company in exchange for the assets of the company’s former subsidiary, “Conjunto Habitacional Maria Paz”. The sale was accomplished by the transfer of the ownership interests in this subsidiary in exchange for the assumption of approximately $1.0 million of debt as of the closing date of the sale. The sale was completed following a meeting of our Board of Directors on August 7, 2008. The net assets sold in this transaction were approximately $383,000, representing the shareholders equity of our company as shown on its June 30, 2008, unaudited balance sheet included in our quarterly report on Form 10-Q, filed with the SEC on August 11, 2008, which the Board of Directors reduced by a total of approximately $400,000; land held for future development or sale (carried at $331,971 on the June 30, 2008 unaudited balance sheet) was reduced by approximately $240,000, reflecting the slowdown in loan approvals and real estate market sales generally; and the costs of non-completed contracts in excess of billings of $732,668 on the June 30, 2008 unaudited balance sheet were reduced by approximately $160,000. No independent valuation of these assets was carried out, although a subsequent November 3, 2008, government appraisal estimated the value of the land held for future development at $56,160.

The reduction in value of the balance sheet assets resulting from impairment of those assets as of August 7, 2008, was generally due to a greatly slowed down bank loan approval process for residential housing loans in Ecuador, failure by Ecuadorian banks to approve a significantly larger portion of the residential loan applications than had previously been the case and the failure of the Social Security Institution in Ecuador to approve a regulation governing personal loans for housing construction. General factors affecting the Ecuador economy considered by the Board of Directors included a reduction of approximately 40% in immigrants’ money transfers from the United States, Spain and Italy and a decrease in oil prices. The fair value of the assets and assumption of existing liabilities determined by the Board was $0, which took into account the condition and location of the assets and liabilities in Ecuador, their value at the date of the decision of the Board of Directors in compliance with the terms of the Acquisition Agreement, and what the Board of Directors considered to be a fair disposal value for such assets and liabilities under the market conditions at the time of the Board of Directors’ meeting, in light of the specific factors discussed above. Following the sale of the existing business to former management we retained no assets or liabilities attributable to operations of the parent corporation or to operations of the Ecuador subsidiary prior to the sale of subsidiary’s assets and assumption by prior management of its liabilities. The purchase price was determined consistent with the Acquisition Agreement, to transfer all assets and liabilities of the former construction business, so that none of such assets or liabilities would remain with our company following the acquisition of 494 UNR.

Additional Related Party Transactions

Iuriy Vladimirovich Shevchenko, our Chief Financial Officer, a member of our Board of Directors and an officer of our operating subsidiary, 494 UNR, is also the General Director of Ruel, a Russian limited liability company, or Ruel. Ruel leases commercial buildings to 494 UNR, with payments to Ruel of $110,200 during the three months ended March 31, 2010. 494 UNR then leases the commercial buildings to unrelated third parties for a net profit.  Our management believes that 494 UNR and Ruel transact business on market terms and on an arm’s length basis.  Our management does not consider this business to be material for our company.

Ruel is a wholly owned subsidiary of Pilon LLC, a Russian limited liability company, or Pilon.  Pilon leases property to 494 UNR, with payments to Pilon of $66,727 during the three months ended March 31, 2010. We utilize some of these properties to produce our product Prudon 494.  Our management believes that 494 UNR and Pilon transact business on market terms and on an arm’s length basis.  Our management does not consider this business to be material for our company.

Sergey Petrovich Yushkevich, our Chief Accounting Officer and Secretary, a member of our board of directors and an officer of 494 UNR, also is the General Director of Stroi-Service K-1, a Russian company, or K-1. K-1 leases commercial buildings and equipment to 494 UNR, with payments to K-1 of $124,114 during the three months ended March 31, 2010. 494 UNR then leases the commercial buildings and equipment to unrelated third parties for a net profit. Our management believes that 494 UNR and K-1 transact business on market terms and on an arm’s length basis.  Our management does not consider this business to be material for our company.

K-1 owns Avangard Plus, a Russian company, which in turn owns a plant located in Moscow, Russian Federation, which manufactures substantially all of our proprietary road base and slopes stabilization material Prudon 494.

Alexey A. Kim, the son of Alexey I. Kim, is our company’s Chief Executive Officer.  See also “Executive Compensation” and “Principal Shareholders”.  Pavel A. Kim, the son of Alexey I. Kim, is employed by UNR-INVEST (“UNR Invest”).  In the past, UNR Invest rendered services to 494 UNR in respect of marketing and sales of the apartments in the residential complexes developed and constructed by us in Moscow and the Moscow suburbs.  Mr. Pavel A. Kim is compensated according to the salary schedule of UNR Invest.

For additional information about our dealings with related parties, see note 23 to our consolidated financial statements included in our 2009 Annual Report on Form 10-K/A filed with the Securities and Exchange Commission, a copy of which is being mailed to you together with this Proxy Statement.

Corporate Policies as to Related Person Transactions

We carefully review related party transactions. Related person transactions are transactions that involve any of our directors, executive officers, director nominees, beneficial owners of 5% or more of our common stock, immediate family members of these persons, or entities in which one of these persons has a direct or indirect material interest. Transactions that we review as related party transactions are transactions that involve amounts that would be required to be disclosed in our filings under the applicable SEC rules and regulations and certain other similar transactions. Pursuant to our Code of Conduct and Ethics, employees and directors have a duty to report any potential conflicts of interest to the appropriate level of management or to the attention of our Chief Executive Officer, Chief Financial Officer or legal counsel of our company as appropriate in the circumstances, for our review and evaluation. In the event that we deem a transaction to be a related party transaction, the underlying information and terms of such transaction are reviewed by, and are subject to approval by, our board of directors.

PROPOSAL 1

ELECTION OF DIRECTORS

General

In accordance with the company’s bylaws, the Board of Directors is comprised of such number of directors as is designated from time to time of the Board of Directors. Directors hold office until the next annual meeting of shareholders or until their respective successors are duly elected and qualified, or until a director’s earlier death, resignation or removal. Vacancies on the Board of Directors and newly created directorships will generally be filled by the vote of a majority of the directors then in office, and any directors so chosen will hold office until the next annual meeting of shareholders. The Board of Directors has no reason to believe that any of its nominees will be unable or unwilling to serve as a director if elected and, to the knowledge of the Board of Directors, each of its nominees intends to serve in such capacity for the entire term for which election is sought. However, should any nominee become unwilling or unable to accept nomination or election as a director of the Company, the proxies solicited by management will be voted (unless marked to the contrary) for such person or persons, if any, as shall be recommended by the Board of Directors. Proxies will not be voted for the election of more than nine directors.

The following nine persons have been nominated by the Board of Directors for election to the Board of Directors at the meeting: Ivanovich Kim, Alexey Alexeevich Kim, Iuriy Vladimirovich Shevchenko, Sergey Petrovich Yushkevich, Andrey Andreevich Nikolaychuk, Galina Nikolayevna Pyatysheva, Victor Vladimirovich Milukov, Stefan C. Mancas and Viorel B. Sareboune. All of the nominees for election to the Board of Directors currently serve as directors of the Company.

When considering whether directors and nominees have the experience, qualifications, attributes or skills, taken as a whole, to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of the company’s business and structure, the Board of Directors focused primarily on each person’s background and experience as reflected in the information discussed in each of the directors’ individual biographies set forth below. We believe that the company’s directors have backgrounds that, when combined, provide a portfolio of experience and knowledge that serve the company’s governance and strategic needs. Director nominees are considered on the basis of a range of criteria including broad-based business knowledge and relationships, prominence and reputations in their primary fields of endeavor, as well as a commitment to good corporate citizenship. They must have demonstrated experience and ability that is relevant to the Board of Directors’ oversight role with respect to the company’s business and affairs and have expertise and knowledge in disciplines relevant to the company’s business and/or operations.

In voting for directors, each shareholder is entitled to cast one vote for each nominee. Shareholders are not entitled to cumulative voting in the election of directors. The nine nominees who receive the greatest number of votes will be elected to the Board of Directors.

Current Directors and Nominees for Director

The following is a brief summary of the educational and professional background over the past five years of each of our directors, executive officers and key employees, including their principal occupation during that period.

Alexey Ivanovich Kim—Chairman of the Board and President—Mr. Kim graduated from Frunze Polytechnieal Institute in engineering and is an Honored Builder of the Russian Federation. He has held executive positions at enterprises in the construction industry and received several awards from the Russian Federation and Moscow government authorities for Mr. Kim’s achievements in the construction industry. Mr. Kim has been General Director of 494 UNR commencing in 1997, and he continues to hold that position presently. He led 494 UNR through its growth from being a small enterprise to a more established company, which was able to participate in large-scale construction projects in Russia, including construction and maintenance of roads and building commercial and residential buildings. The Board of Directors selected Mr. Kim to serve as a director because it believes he possesses invaluable construction industry expertise and has served our company and/or its predecessor for many years, which will continue to benefit our company.

Alexey A. Kim—Chief Executive Officer and Director—Mr. Kim graduated from Russian Governmental Social University. He has served as the deputy Chief Accounting Officer of 494 UNR from 1999 to 2005, and he has co-managed all key projects undertaken by 494 UNR. From 2005 to 2006, Mr. Kim was marketing director LLC 494 UNR-INVEST, where he developed strategy and vision of this company, oversaw the business operations and marketing, and developed and implemented advertising policy and public relations. Commencing in 2006 and through the present date, Mr. Kim has been a vice-president of 494 UNR, where he has been co-managing all projects of 494 UNR, and enhancing business infrastructure and corporate management. The Board of Directors selected Mr. Kim to serve as a director because it believes he possesses valuable managerial and construction industry expertise and has served our company and/or its predecessor for a number of years, which will benefit our company.

Iuriy Vladimirivich Shevchenko—Chief Financial Officer, Secretary and Director—Mr. Shevchenko graduated with honors from the Yaroslav Military Finance School. From 1992 to 1995, he worked as the chief accountant and head of the financial department at 494 UNR. From 1995 to 1997, Mr. Shevchenko served as the chief accountant and assistant chief for the financial and economic planning at 494 UNR, and as such he was in charge of the implementation of the company’s financial strategy and investment effectiveness analysis. From 1997 to 1998, he was the deputy chief of the financial and economic planning department and supervised the financial data and planning discipline. From 1998 to the present date, Mr. Shevchenko has been the deputy director general of the financial and economic planning department at 494 UNR, where he is in charge of financial resources management and has the responsibility for negotiations on behalf of 494 UNR with commercial banks and financial institutions, as well as the supervision of the development of that company’s credit policies and asset management, and the preparation of the financial statements for 494 UNR. The Board of Directors selected Mr. Shevchenko to serve as a director because it believes he possesses significant financial and construction industry expertise and has served our company and/or its predecessor for over ten years, which will continue to benefit our company.

Sergey Petrovich Yushkevich—Chief Accounting Officer and Director—Mr. Yushkevich graduated from Sverdlovsk Ural Polytechnic Institute. In June 2003, he graduated from the Moscow Military Institute for Federal Border Patrol Services. Mr. Yushkevich started his professional experience in 1982 at the Ordzhonekidze Plant, where he was in charge of testing and tuning radio electric equipment. From 1983 until 1988, he worked at the Urals Mechanic Plant, where he was in charge of testing and controlling of the radio electric equipment .tuning. During 1989 to 1992, Mr. Yushkevich worked as a construction engineer at the All-Union Automatics Scientific Research Institute. He was responsible for the development and implementation of new standards for radio electric equipment and certification of the new materials and developed new software programs for automatic quality control systems. From 1994 to 1996, Mr. Yushkevich worked at the 494 UNR as an accountant and later as the chief accountant. Commencing in 1996 through the present time, he has been the deputy chief accountant at 494 UNR. The Board of Directors selected Mr. Yushkevich to serve as a director because it believes he possesses significant accounting expertise and has served our company and/or its predecessor for over ten years, which will continue to benefit our company.

Andrey Andreevich Nikolaychuk—Director—Mr. Nikolaychuk graduated from the Military Logistics Academy, Volsk, the Russian Federation. From 1989 to 2001, Mr. Nikolaychuk worked in the commodity management department of the Federal government of the Russian Federation, where he acquired over 10 years of management experience in organizational leadership and relationship building with partner organizations and team members. From 2001 to 2004, he was the Assistant to Executive Director responsible for Material and Technical Support at LLC “STROY SERVICE #1”, a commodity management company located in the Moscow area, where he managed large-scale implementation logistics projects for new scheduling, inventory and reporting for the company and planned, and structured resources required to sustain growth of the company’s client base. From 2004 to 2005, he served as the Executive Director of the above LLC “STROY SERVICE #1”, where he was responsible for long-term relationships with clients, maintaining ongoing communication and facilitating solutions in logistics chains. From 2005 to the present time, Mr. Nikolaychuk has. been the Executive Director of LLC “SPECSERVICE”, a commodity management company located in the Moscow area, where he supervises an administrative and technical staff of 165 employees and develops corporate policies and procedures. The Board of Directors selected Mr. Nikolaychuk to serve as a director because it believes he possesses significant industry and managerial expertise, which will benefit our company.

Galina Nikolayevna Pyatysheva—Director—Ms. Pyatysheva graduated from the Moscow Institute of Soviet Trade. From 1981 to 1991, she worked in the position of Commodity Director at ZSK Prodsnab Management, Ministry of Trade, in Zyryanovsk City, Eastern Kazakhstan, where she managed commodity and other supply operations. From 1991 to 1999, she worked as a consultant and managing director with the responsibility for setting up retail commercial networks for “Perekrestok” and “Kopeyka” store chains located in Sochi, the Russian Federation. From 2000 to 2004, Ms. Pyatysheva was a managing director at Sibir Airlines (now known as S7 Airlines) located in Sochi, the Russian Federation, where she opened a customer service center facility and managed ticket sales, boarding supervision and customer service, including dealing with customer complaints. Commencing in 2004 through the present time, Ms. Pyatysheva has been serving as the Assistant Director of LLC “BARCODE”, a chain of retail commercial clothing stores located in Moscow, where she supervises the following aspects of the business: financial and strategic planning, P&L management, auditing and compliance, Operating and working capital, budget development and management, cash flow management and modeling. The Board of Directors selected Ms. Pyatysheva to serve as a director because it believes she possesses significant financial expertise, which will benefit our company.

Victor Vladimirovich Milukov—Director—Mr. Milukov graduated from the Kursk Polytechnic Institute, and he has completed additional coursework at RttR International Ecopsi, in the Russian Federation, focusing on management, business cooperation, corporate planning and budgeting. From 1997 to 2003, Mr. Milukov was the technical director for San Interbrue-Kursk Beer company, located in the town of Kursk, the Russian Federation. From 2003 to 2004, he was the commercial director for OJSC Kurskagropromtrans, a logistics company, also located in the town of Kursk, and from 2004 to 2006 he was technical director for LLC Aqua-Don, Rostov, a mineral water producing company. Beginning in 2006 and to the present time, he has been serving as the executive director of LLS Main Project Investment Bogorodsk, a production company located in the Moscow area. The Board of Directors selected Mr. Milukov to serve as a director because it believes he possesses significant managerial expertise, which will benefit our company.

Stefan C. Mancas—Director—Mr. Mancas received a Ph.D. degree in Applied Mathematics in 2007, a Master of Science in Applied Mathematics in 2003 and a Bachelor of Science in Mathematics/Physics Aerospace Engineering in 2002 from the University of Central Florida, Orlando, Florida. He graduated from the Alexandru Ioan Cuza Military College in Constantza Romania, with a Baccalaureate Diploma--Summa Cum Laude in 1995. From August 2007 to the present, Mr. Mantas has been an Assistant Professor in the Department of Mathematics, Embry-Riddle Aeronautical University, Daytona Beach, Florida, and from August 2002 to the present has also been a graduate teaching associate in the Department of Mathematics, University of Central Florida, Orlando, Florida. From June 2007 to August 2007 was an adjunct Professor in the Department of Mathematics, University of Central Florida, Orlando, Florida, and from January 2007 to August 2007 was an Adjunct Professor in the Department of Mathematics, Valencia Community College, East Campus, Orlando, Florida. The Board of Directors selected Mr. Mantas to serve as a director because it believes he possesses significant financial expertise, which will benefit our company.

Viorel B. Sareboune—Director—Mr. Sareboune received Bachelor of Arts and Master of Arts degrees in December 1994 and June 1997, respectively, from Moldova State University, the Republic of Moldova, specializing in arts, as well as civil and international business law. He received Master of Business Administration degree in finance in May 2001, and Master of Science in Accounting in December 2005, in each case from the University of Central Florida, in Orlando, Florida. From July 2009 through the present time, Mr. Sareboune has been employed as Controller Designate at McLane Company, Inc. From December 2007 through June 2009, Mr. Sareboune served as the Vice President Finance and New Business Development at Life Extension Nutrition Center located in Maitland, Florida. From November 2005 to November 2007, Mr. Sareboune was employed as a tax associate at CNL Hotels and Resorts Inc., in Orlando, Florida, and from November 2005 to June 2006, he was a business and financial planning consultant with EDIS Secure LLP, located in Orlando, Florida. Prior to that, from September 2003 to October 2005, Mr. Sareboune was the corporate accountant for CNLR (NNN) and CNL Hospitality Corp., both located in Orlando, Florida. Mr. Sareboune also is a member of the Audit Committee for Emerging Media Holdings, Inc., a publicly traded company in the U.S. The Board of Directors selected Mr. Sareboune to serve as a director because it believes he possesses significant financial expertise, which will benefit our company.

Vote Required and Recommendation of the Board of Directors

If a quorum is present and voting, the nine nominees receiving the highest number of votes duly cast at the Annual Meeting will be elected to the Board of Directors.

THE BOARD OF DIRECTORS UNANIMOUSLY
RECOMMENDS A VOTE “FOR” EACH OF THE ABOVE-NAMED NOMINEES.

PROPOSAL 2

AMENDMENT TO ARTICLES OF INCORPORATION

General

The Board of Directors has determined that it is in the best interests of the company and its shareholders to amend the company’s Articles of Incorporation to permit any action required or permitted to be taken at a shareholders’ meeting to be taken without a meeting if the shareholders holding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all of the shares entitled to vote were present and voted consent to the action in writing. Accordingly, effective October 18, 2010, the Board of Directors unanimously approved, and solicits the approval of the company’s shareholders for, the following amendment to insert a new paragraph (d) to Section THIRD of the Articles of Incorporation of the company:

(d)           Any action required or permitted by articles 101 to 117 of the Colorado Business Corporation Act, or any successor act or statute, to be taken at a shareholders' meeting may be taken without a meeting if (i) all of the shareholders entitled to vote thereon consent to such action in writing or (ii) the shareholders holding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all of the shares entitled to vote thereon were present and voted consent to such action in writing.

If the shareholders approve the amendment described in this proposal, the company intends to file the Amended and Restated Articles of Incorporation, attached hereto as Exhibit A (the “Amended and Restated Articles”), reflecting this change, and eliminating certain obsolete language relating to the initial directors and the incorporator of the company in 1999, with the Colorado Secretary of State as soon as practicable following shareholder approval. If the amendment is not approved by the shareholders, the existing Articles of Incorporation will continue in effect.

The Colorado Business Corporation Act (the “CBCA”) provides, in relevant part, that any action required or permitted to be taken at a shareholders’ meeting may be taken without a meeting if (a) all of the shareholders entitled to vote thereon consent to such action in writing or (b) if expressly provided for in the articles of incorporation, the shareholders holding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all of the shares entitled to vote thereon were present and voted consent to such action in writing. Accordingly, the proposed amendment, if approved by the shareholders, would permit actions to be taken by written consent of shareholders that own more 50% of the outstanding shares of common stock company instead of permitting actions to be taken by written consent of all shareholders, as is currently the case.

Mr. Kim, our Chairman of the Board and President, currently owns 20,500,000 shares of common stock of the company, which constitutes over 80% of the outstanding shares of common stock of the company. Accordingly, if you approve the amendment to the company’s Articles of Incorporation, actions will be permitted to be taken by Mr. Kim as majority shareholder without the company having to present the action at a shareholders’ meeting.

The Board of Directors believes that it is in the company’s best interests to amend the Articles of Incorporation as described in this proposal in order to give the company greater flexibility in obtaining necessary or advisable shareholder approvals. The Board of Directors believes that this flexibility will provide the company with the ability to react positively to the changing economic and business environment without the possible expense and delay of calling and holding a shareholders’ meeting.

We have no present arrangements, agreements, understandings or plans at the current time for any actions to be taken by written consent of holders of a majority of outstanding shares of common stock of the company.

Vote Required and Recommendation of the Board of Directors

Approval of the amendment to the company’s Articles of Incorporation requires the affirmative vote of the holders of a majority of the shares of common stock represented in person or by proxy at the meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE
“FOR” THE AMENDMENT TO THE COMPANY’S ARTICLES OF
INCORPORATION.

PROPOSAL 3

RATIFICATION OF COMPANY REINSTATEMENT

General

The Board of Directors has determined that it is in the best interests of the company and its shareholders to reinstate the company pursuant to the Colorado Business Corporation Act, or the CBCA. In 2003, the company was administratively dissolved because the company failed to pay timely its franchise taxes to the State of Colorado. A special shareholder meeting was held in September 2004, pursuant to which a majority of the shareholders purported to approve a resolution to cause the company to be reinstated. The special meeting of shareholders, however, may not have been properly noticed since the notice for the special meeting did not describe the resolution to reinstate the company as one of the special meeting’s proposals and the special meeting was held on a different date than the date set forth in the notice. Accordingly, the resolution may not have been validly adopted. In order to ensure the proper reinstatement of the company, the shareholders are being asked to approve the resolution for reinstatement at the meeting.

Vote Required and Recommendation of the Board of Directors

Ratification of reinstatement of the company requires the affirmative vote of the holders of a majority of the shares of common stock represented in person or by proxy at the meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE
“FOR” REINSTATEMENT OF THE COMPANY.

PROPOSAL 4

RATIFICATION OF $0.001 PAR VALUE PER SHARE
OF COMMON STOCK

General

The Board of Directors has determined that it is in the best interests of the company and its shareholders for its shareholders to ratify the par value of the common stock of the company as $0.001 per share and the par value of the preferred stock of the company as $0.001 per share. While the company’s financial statements reflect the par value of the company’s common stock to be $0.001 and the par value of the company’s preferred stock to be $0.001 per share, the Articles of Incorporation are silent as to the par value of the company’s common stock and preferred stock and a previous copy of the specimen of the company’s common stock stated that the common stock had no par value. Accordingly, the shareholders are being asked to ratify that the company’s common stock has a par value of $0.001 per share and the company’s preferred stock has a par value of $0.001 per share, which will have no effect on the company’s financial statements.

Effective October 18, 2010, the Board of Directors unanimously approved , and solicits the approval of the company’s shareholders for, the following amendment to replace the first sentence of paragraph (a) of Section THIRD of the Articles of Incorporation of the company:

The aggregate number of shares which the corporation shall have the authority to issue is 550,000,000, consisting of 500,000,000 shares of common stock, par value $0.001 per share, and 50,000,000 shares of preferred stock, par value $0.001 per share.

If the shareholders ratify the amendment described in this proposal, the company intends to file the Amended and Restated Articles reflecting this change with the Colorado Secretary of State as soon as practicable following shareholder ratification.

Vote Required and Recommendation of the Board of Directors

Ratification of $0.001 par value per share of common stock and preferred stock of the company requires the affirmative vote of the holders of a majority of the shares of common stock represented in person or by proxy at the meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” RATIFICATION OF $0.001 PAR VALUE PER SHARE OF COMMON STOCK AND PREFERRED STOCK.

PROPOSAL 5

RATIFICATION OF ZAO BDO AS THE COMPANY’S INDEPENDENT AUDITORS
FOR THE YEAR ENDING DECEMBER 31, 2010

General

ZAO BDO served as the company’s independent auditors for the year ended December 31, 2009 and the Audit Committee has appointed ZAO BDO as the company’s independent auditors for the year ending December 31, 2010. The Board of Directors is asking that shareholders ratify the appointment of ZAO BDO as the company’s independent auditors. While the Company’s Bylaws do not require shareholder ratification, the company is asking its shareholders to ratify this appointment because it believes such a proposal is a matter of good corporate practice. If the shareholders do not ratify the appointment of ZAO BDO, the Audit Committee will reconsider whether or not to retain ZAO BDO as the Company’s independent auditors, but may determine to do so nonetheless. Even if the shareholders ratify the appointment of ZAO BDO, the Audit Committee may change the appointment at any time during the year if it determines that a change would be in the best interests of the company and its stockholders.

A representative of ZAO BDO is expected to be present at the meeting via conference call and will have an opportunity to make a statement, if he or she desires to do so, and to be available to respond to appropriate questions from shareholders.

Principal Accounting Fees and Services

Audit Fees. The aggregate fees billed by our current independent auditors, ZAO BDO, for professional services rendered for the audit of our financial statement filed as part of the Annual Report for the fiscal year ended December, 31 2009 are $80,000. The aggregate fees of our former independent auditors, Wiener Goodman & Company, P.C., for professional services rendered for review of our interim financial statements filed as part of our first, second and third quarter reports on Form 10-Q filed during our 2009 fiscal year are $25,000.

Audit-Related Fees. There have been no audit-related fees billed by our accountants in each of the last two fiscal years of our company.

Tax Fees. There have been no tax fees billed by our accountants in each of the last two fiscal years of our company.

All Other Fees. There have been no other fees billed by our accountants in each of the last two fiscal years of our company.

It is the policy of our Board of Directors that, before the accountant is engaged to render audit or non-audit services, the engagement is approved by our Audit Committee.

Vote Required and Recommendation of the Board of Directors

Ratification of ZAO BDO as the company’s independent auditors for the year ending December 31, 2010 requires the affirmative vote of the holders of a majority of the shares of common stock represented in person or by proxy at the meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE
“FOR” RATIFICATION OF ZAO BDO AS THE COMPANY’S INDEPENDENT
AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2010.

CORPORATE GOVERNANCE

Our board of directors has determined that each of Viorel Sareboune, Stefan Mancas, Galina Pyatysheva, Andrey Andreevich Nikolaychuk and Victor Vladimirovich Milukov, a majority of our board of directors, is “independent” within the meaning of the applicable rules of the SEC and The New York Stock Exchange.

Committees of our Board of Directors

Audit Committee. Our board of directors has established an audit committee, the current members of which are Viorel Sareboune, Stafan Mantas and Galina Pyatysheva. Each member of the audit committee has been determined by our board of directors to be “independent” within the meaning of the applicable rules of the SEC and The New York Stock Exchange. Our board of directors has further determined that each member of the audit committee is financially literate, with Mr. Sareboune having been designated as an “audit committee financial expert” within the meaning of the applicable rules of the SEC. The audit committee is in process of adopting a written charter, pursuant to which this committee will operate.

The audit committee’s primary responsibility is to assist our board of directors in its oversight of the integrity of our financial reporting process and systems of internal control, to evaluate the independence and performance of our independent registered public accounting firm and internal audit functions and to encourage private communication between the audit committee, our independent auditors and the internal auditors. Our audit committee reviews our accounting, auditing, financial reporting, and internal control functions and selects our independent auditors.

Other Committees. At the present time, the board of directors does not have a standing compensation committee or a nominating committee. The board of directors does not believe that a compensation committee or a nominating committee is necessary presently, given based on the size of our company, the current levels of compensation of our officers and the fact that Alexey I. Kim, our Chairman of the Board and President, beneficially owns over 80% of our issued and outstanding common stock. Our board of directors plan to evaluate on an ongoing basis the need for establishing a compensation committee and/or a nominating committee, and it plans to so at the appropriate time.

Presently, our entire board of directors participates in the consideration of compensation issues and of director nominees. To date, our board of directors has not formally established any criteria for board membership. Candidates for director nominees are reviewed in the context of the current composition of our board of directors, our operating requirements and the long-term interests of its stockholders. In conducting this assessment, our board of directors considers skills, diversity, age, and such other factors as it deems appropriate given the current needs of our company and our board of directors, to maintain a balance of knowledge, experience and capability. In particular, significant consideration is given to experience relevant to our operations in the Russian Federation and familiarity with international business issues.

Director Independence

At the present time, we do not have securities listed on a national securities exchange or an inter-dealer quotation system that has requirements that a majority of the board of directors be independent. We intend to apply for listing of our common stock on the NYSE Amex, to be effective upon consummation of this offering. Andrey Andreevich Nikolaychuk, Galina Nikolayevna Pyatysheva, Victor Vladimirovich Milukov, Stefan C. Mancas and Viorel B. Sareboune, who comprise a majority of our board of directors, however, are independent under the applicable rules of the NYSE Amex.

Board Meetings; Annual Meeting Attendance

The Board of Directors held its annual meeting and held several informal conference calls during 2009. Actions were also taken by the Board of Directors by unanimous written consent during 2009. During such period, each director attended at least 75% of the meetings of the Board of Directors and the committees of the Board of Directors on which the director served that were held during the applicable period of service. The Company expects each member of the Board of Directors to attend its annual meetings unless the director has a valid reason not to attend, such as a schedule conflict or travel difficulties.

Audit Committee Report

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its fiduciary responsibilities by overseeing the company’s financial reporting and public disclosure activities. The Audit Committee is charged with assisting the board oversight of (1) the integrity of the company’s financial statements, (2) the company’s compliance with legal and regulatory requirements, (3) the independent auditor’s qualifications and independence and (4) the performance of the company’s internal audit function and independent auditors.

Management is responsible for the financial reporting process, the preparation of financial statements in accordance with US generally accepted accounting principals (“GAAP”) and the report on the company’s internal control over financial reporting. The company’s independent auditors are responsible for auditing those financial statements and expressing an opinion as to their conformity with GAAP and for attesting to management’s report on the company’s internal control over financial reporting.

The Audit Committee is comprised of three members and operates under a written charter adopted by the Board of Directors. Each member has been affirmatively determined by the Board of Directors to be an independent director. The Audit Committee members are financially literate as such qualification is interpreted by the Board of Directors in its business judgment. One member of the Committee is an “Audit Committee Financial Expert” as defined by the SEC, and serves as the Committee Chair.

Among other things, the Committee: reviewed and discussed with management and the prior independent auditors Wiener, Goodman & Company, P.C. and current independent auditors ZAO BDO (i) the audited financial statements and the quarterly unaudited financial statements, (ii) matters relating to the company’s internal control over financial reporting and the processes that support certifications of financial statements by the company’s executive officers, (iii) the auditors’ reports on the consolidated financial position of the company as of December 31, 2009 and 2008, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2009; as amended, (iv) reviewed the company’s Annual Report on Form 10-K for the year ended December 31, 2009 and recommended to the board to include the audited consolidated financial statements in the company’s Annual Report on Form 10-K for the year ended December 31; 2009; (v) discussed the issue of the auditors’ independence; (vi) reviewed and discussed the restatement of the company’s financial statements and authorized the filing of the Current Report on Form 8-K detailing the extent of the restatement and advising as to non-reliance on the specified previously filed audited and unaudited financial statements, including the financial statements for the fiscal year 2008; (vii) reviewed and discussed the engagement letters with and voted for the engagement of ZAO BDO as the new independent registered public accounting firm for the company. In addition, the Committee has pre-approved all audits, audit-related and permitted non-audit services provided by ZAO BDO to the company and the related fees for such services, and has concluded that such services are compatible with the auditors’ independence.

Based on the review and discussions described in the preceding paragraph, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements referred to above be included in the company’s Annual Report on Form 10-K for the year ended December 31, 2009 filed with the SEC.

Code of Business Ethics

We have adopted a Code of Conduct and Ethics that applies to all of our directors and officers. A copy of this code may be obtained by requesting it in writing addressed to our Secretary at 301 East Pine Street, Suite 150, Orlando, Florida 32801. The full text of our Code of Conduct and Ethics will be made available on our website, which is under construction at this time. We intend to disclose any future amendments to, or waivers from, certain provisions of our Code of Conduct and Ethics once it has been made available on our corporate website within five business days following the date of such amendment or waiver.

SHAREHOLDER PROPOSALS

Proposals by shareholders of the Company intended to be included in the company’s proxy statement and form of proxy relating to the next annual meeting of shareholders of the company must be received at the company’s executive offices by no later than the close of business on August 9, 2011 or tenth day following the date on which public announcement of the date of such meeting is first made, and not earlier than the close of business on July 9, 2011.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Historically, the company has not adopted a formal process for shareholder communications with the Board of Directors. Every effort, however, has been made to ensure that the views of our shareholders are heard by the Board of Directors or individual directors and that appropriate responses are provided to shareholders in a timely manner. We believe our responsiveness to shareholder communications to the Board of Directors has been excellent and a formal process is therefore not necessary.

MISCELLANEOUS

A copy of the company’s 2009 Annual Report to Shareholders on Form 10-K, including the financial statements and financial statement schedules, as amended by Amendment No. 2 thereto, filed with the SEC on May 24, 2010 (as amended, our “Form 10-K”), is enclosed but is not to be regarded as proxy solicitation materials. We will provide copies of the exhibits to our Form 10-K if they are requested by eligible shareholders. We may impose a reasonable fee for providing these exhibits. Please send a written request for the copies to UNR Holdings, Inc., Secretary, 310 East Pine Street, Suite 150, Orlando, Florida 32801.

HOUSEHOLDING

If you and other residents with the same last name at your mailing address own shares of common stock in street name, your broker or bank may have sent you a notice that your household will receive only one annual report and proxy statement for each company in which you hold stock through that broker or bank. This practice of sending only one copy of proxy materials is known as “householding.” If you received a householding communication, your broker will send one copy of this Proxy Statement and one copy of the company’s 2009 Annual Report to Shareholders to your address unless contrary instructions were given by any shareholder at that address. If you received more than one copy of the proxy materials this year and you wish to reduce the number of reports you receive in the future and save the company the cost of printing and mailing these reports, your broker will discontinue the mailing of reports on the accounts you identify.

You may revoke your consent to householding at any time by sending such revocation to UNR Holdings, Inc., Secretary, 310 East Pine Street, Suite 150, Orlando, Florida 32801. The revocation of your consent to householding will be effective 30 days following its receipt. In any event, if your household received a single set of proxy materials for this year, but you would prefer to receive your own copy, we will send a copy to you if you address your written request to UNR Holdings, Inc., Secretary, 310 East Pine Street, Suite 150, Orlando, Florida 32801.

EXHIBIT A
AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF
UNR HOLDINGS, INC.

FIRST: The name of the corporation is UNR Holdings, Inc.

SECOND: The corporation shall have and may exercise all of the rights, powers and privileges now or hereafter conferred upon corporations organized under the laws of Colorado. In addition, the corporation may do everything necessary, suitable or proper for the accomplishment of any of its corporate purposes. The corporation may conduct part or all of its business in any part of Colorado, the United States or the world and may hold, purchase, mortgage, lease and convey real and personal property in any of such places.

THIRD: (a) The aggregate number of shares which the corporation shall have the authority to issue is 550,000,000, consisting of 500,000,000 shares of common stock, par value $0.001 per share, and 50,000,000 shares of preferred stock, par value $0.001 per share. The shares of common stock shall have unlimited voting power, subject to the voting rights of the shares of preferred stock as established by the Board of Directors of the corporation in accordance with these Articles of Incorporation and the Colorado Business Corporation Act. The shares of common stock shall have the right to receive the net assets of the corporation upon dissolution, subject to the rights of the shares of preferred stock as established by the Board of Directors of the corporation in accordance with these Articles of Incorporation and the Colorado Business Corporation Act. The Board of Directors of the corporation shall have the authority to divide the class of preferred shares into series and to fix and determine the relative rights, preferences and limitations of the preferred shares of any such series to the full extent permitted by the Colorado Business Corporation Act.

(b)           Each shareholder of common stock of record shall have one vote for each share of common stock standing in his name on the books of the corporation and entitled to vote, except that in the election of directors each shareholder of common stock shall have as many votes for each share held by him as there are directors to be elected and for whose election the shareholder has a right to vote. Cumulative voting shall not be permitted in the election of directors or otherwise.

(c)           Unless otherwise ordered by a court of competent jurisdiction, at all meetings of shareholders a majority of the shares of a voting group entitled to vote at such meeting, represented in person or by proxy, shall constitute a quorum of that voting group.

(d)           Any action required or permitted by articles 101 to 117 of the Colorado Business Corporation Act, or any successor act or statute, to be taken at a shareholders’ meeting may be taken without a meeting if (i) all of the shareholders entitled to vote thereon consent to such action in writing or (ii) the shareholders holding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all of the shares entitled to vote thereon were present and voted consent to such action in writing.

FOURTH: The number of directors of the corporation shall be fixed by the bylaws, or if the bylaws fail to fix such a number, then by resolution adopted from time to time by the board of directors. Four directors shall constitute the initial board of directors.

FIFTH: The street address of the initial registered office of the corporation is 1560 Broadway, Denver, Colorado. The name of the initial registered agent of the corporation at such address is Corporation Service Company.

SIXTH: The address of the initial principal office of the corporation is Suite 509, 1188 Quebec Street, Vancouver, British Columbia, Canada V6A 4C3.

SEVENTH: The following provisions are inserted for the management of the business and for the conduct of the affairs of the corporation, and the same are in furtherance of and not in limitation or exclusion of the powers conferred by laws.

(a)           CONFLICTING INTEREST TRANSACTIONS. As used in this paragraph, “conflicting interest transaction” means any of the following: (i) a loan or other assistance by the corporation to a director of the corporation or to an entity in which a director of the corporation is a director or officer or has a financial interest; (ii) a guaranty by the corporation of an obligation of a director of the corporation or of an obligation of an entity in which a director of the corporation is a director or officer or has a financial interest; or (iii) a contract or transaction between the corporation and a director of the corporation or between the corporation and an entity in which a director of the corporation is a director or officer or has a financial interest. To the full extent permitted by Colorado law, no conflicting interest transaction shall be void or voidable, be enjoined, be set aside, or give rise to an award of damages or other sanctions in a proceeding by a shareholder or by or in the right of the corporation, solely because the conflicting interest transaction involves a director of the corporation or an entity in which a director of the corporation is a director or officer or has a financial interest, or solely because the director is present at or participates in the meeting of the corporation’s board of directors or of the committee of the board of directors which authorizes, approves or ratifies a conflicting interest transaction, or solely because the director’s vote is counted for such purpose if: (A) the material facts as to the director’s relationship or interest and as to the conflicting interest transaction are disclosed or are known to the board of directors or the committee, and the board of directors or committee in good faith authorizes, approves or ratifies the conflicting interest transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors are less than a quorum; or (B) the material facts as to the director’s relationship or interest and as to the conflicting interest transaction are disclosed or are known to the shareholders entitled to vote thereon, and the conflicting interest transaction is specifically authorized, approved or ratified in good faith by a vote of the shareholders; or (C) a conflicting interest transaction is fair as to the corporation as of the time it is authorized, approved or ratified in good faith by a vote of the shareholders; or (D) a conflicting interest transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof, or the shareholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or of a committee which authorizes, approves or ratifies the conflicting interest transaction.

(b)           INDEMNIFICATION. The corporation shall indemnify, to the maximum extent permitted by Colorado law, any person who is or was a director, officer, agent, fiduciary or employee of the corporation against any claim, liability or expense arising against or incurred by such person made party to a proceeding because he is or was a director, officer, agent, fiduciary or employee of the corporation or because he is or was serving another entity or employee benefit plan as a director, officer, partner, trustee, employee, fiduciary or agent at the corporation’s request. The corporation shall further have the authority to the maximum extent permitted by Colorado law to purchase and maintain insurance providing such indemnification.

(c)           LIMITATION ON DIRECTOR’S LIABILITY. No director of this corporation shall have any personal liability for monetary damages to the corporation or its shareholders for breach of his fiduciary duty as a director, except that this provision shall not eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for any breach, act, omission or transaction as to which the Colorado Business Corporation Act (as in effect from time to time) prohibits expressly the elimination or limitation of liability. Nothing contained herein will be construed to deprive any director of his right to all defenses ordinarily available to a director nor will anything herein be construed to deprive any director of any right he may have for contribution from any other director or other person.

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PROXY

UNR HOLDINGS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS OF
UNR HOLDINGS, INC.

The undersigned hereby appoints Serguei Melnik and Alexey A. Kim, and each of them, acting individually, as proxies for the undersigned, each with full power of appointment and substitution, and hereby authorizes them to represent and to vote, as designated below, all shares of the $0.001 par value Common Stock of UNR Holdings, Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting and Special Meeting of Shareholders of the Company to be held on November 19, 2010 (the “Meeting”), or at any postponements, continuations or adjournments thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted FOR each of the nominees for the Board of Directors, FOR each of Proposals 2, 3, 4 and 5 and FOR such other matters as may properly come before the Meeting.

Proposal 1.            Election of directors:

☐           FOR ALL NOMINEES

☐           WITHHOLD AUTHORITY FOR ALL NOMINEES

☐           FOR ALL EXCEPT (to withhold authority for any individual nominee(s), mark “FOR ALL EXCEPT” and cheek the box next to each nominee for whom you wish to withhold authority):

Nominees:

☐          Alexey Ivanovich Kim
☐          Alexey Alexeevich Kim
☐          Iuriy Vladimirovich Shevehenko
☐          Sergey Petrovich Yushkevich
☐         Andrey Andreevich Nikolaychuk
☐          Galina Nikolayevna Pyatysheva
☐          Victor Vladimirovich Milukov
☐          Stefan C. Mantas
☐          Viorel B. Sareboune

Proposal 2.
Proposal to amend the company’s Articles of Incorporation to allow for any action permitted to be taken at a shareholders’ meeting to be taken by the written consent of shareholders holding shares with at least the minimum number of votes that would be necessary to take such action at a meeting.

☐ FOR ☐ AGAINST ☐ ABSTAIN

Proposal 3.	Proposal to ratify reinstatement of the company pursuant to the Colorado Business Corporation Act.

☐ FOR ☐ AGAINST ☐ ABSTAIN

Proposal 4.	Proposal to ratify the par value of the common stock and preferred stock of the company at $0.001 per share.

☐ FOR ☐ AGAINST ☐ ABSTAIN

Proposal 5.	Proposal to ratify the appointment of ZAO BDO, a member firm of BDO International, as the company’s independent auditors for the year ending December 31, 2010.

☐ FOR ☐ AGAINST ☐ ABSTAIN

In their discretion, the proxies are hereby authorized to vote upon such other business as may properly come before the meeting or at any postponements, continuations or adjournments thereof.

Please sign exactly as your name appears on this proxy. If a corporation, please sign full corporate name by president or other authorized officer. If a partnership, please sign partnership name by authorized person. When signing as trustee, please give full title as such.

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Please mark boxes ☒ in ink. Sign, date and return this Proxy Card promptly using the enclosed envelope.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF
NO DIRECTION IS GIVEN IT WILL BE VOTED FOR EACH PROPOSAL

DATED: __________, 2010

SIGNATURE(S)

Please sign exactly as your shares are registered. For joint accounts, each co-owner should sign. When signing in a fiduciary representative capacity, please give your full title as such.

☐	I PLAN TO ATTEND THE COMPANY’S 2010 ANNUAL MEETING AND SPECIAL MEETING OF SHAREHOLDERS.

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